Supplement Dated July 24, 2026

To The Statement of Additional Information

Dated April 27, 2026

JNL® Investors Series Trust

On page 22, in the section, “Trustees and Officers of the Trust,” please delete the table row for Elisa Zúñiga Ramírez in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Elisa Zúñiga Ramírez (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2026 to present)	124
Principal Occupation(s) During Past 5 Years: President, Exito Consulting (10/2022 to present)

Other Directorships Held by Trustee During Past 5 Years:

Director, Compensation Committee Member, and Nominating/Governance Committee Member (10/2023 to present) and Audit Committee Chair (5/2025 to present), Century Communities, Inc.; Director (4/2022 to present) and Audit Committee Chair (1/2026 to present), Trust for Professional Managers; Director and Audit & Asset/Liability Committee Member, Peoples Financial Services Corporation (3/2022 to 5/2026); Director and Environmental, Social and Governance Advisory Committee Member, Bow River Capital (1/2021 to 12/2024); Director (1/2021 to 12/2024) and Board Chair (1/2023 to 12/2024), Denver Employees Retirement Plan

This Supplement is dated July 24, 2026.